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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-30332 of NYMEX Holdings, Inc. on Form S-4 of our report dated March 31, 2000 (April 26, 2000 as to Notes 14 and 15), appearing in the Prospectus, which is a part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

New York, New York
April 28, 2000